Long-Term Debt, net	6 Months Ended
Jun. 30, 2025
Long-Term Debt, net
Long-Term Debt, net

8     Long-Term Debt, net

Long-term debt, net consisted of the following (in thousands):

	Balance as of	Balance as of
Credit Facility	June 30, 2025	December 31, 2024
BNP Paribas/Credit Agricole $130 mil. Facility	$82,400	$86,200
Alpha Bank $55.25 mil. Facility	36,500	40,250
Syndicated $450.0 mil. Facility	388,660	355,330
Citibank $382.5 mil. Revolving Credit Facility	—	—
Syndicated $850.0 mil. Facility	—	—
Senior unsecured notes	262,766	262,766
Total long-term debt	$770,326	$744,546
Less: Deferred finance costs, net	(9,132)	(9,763)
Less: Current portion	(37,660)	(35,220)
Total long-term debt net of current portion and deferred finance costs	$723,534	$699,563

In February 2025, the Company entered into a syndicated loan facility agreement for a maximum principal amount of up to $850 million (the “Syndicated $850.0 mil. Facility”), to finance a portion of the purchase price of fourteen newbuilding container vessels. The facility is expected to be drawn upon delivery of each vessel in separate tranches. Each vessel tranche is repayable in 20 equal quarterly instalments of approximately $0.8 million per tranche followed by a final payment on the fifth anniversary of each vessel’s tranche of between $42.4 million and $46.7 million per tranche up to December 2033. The facility bears interest at SOFR plus a margin of 1.65% and commitment fee of 0.50%.

In March 2024, the Company entered into a syndicated loan facility agreement for a maximum principal amount of up to $450 million (the “Syndicated $450.0 mil. Facility”), which is secured by eight of the Company’s container vessels one of which is under construction and expected to be delivered in the fourth quarter of 2025.

8    Long-Term Debt, net (Continued)

The facility is being drawn in separate vessel tranches upon delivery of each vessel and as of June 30, 2025, a $44 million tranche is expected to be utilized during the fourth quarter of 2025 upon delivery of the final vessel. Each vessel tranche is repayable in 20 equal quarterly instalments ranging between $0.6 and $0.9 million per tranche followed by a final payment on the fifth anniversary of each vessel’s tranche of between $31.8 million and $45.5 million per tranche up to September 2030. The facility bears interest at SOFR plus a margin of 1.85% and commitment fee of 0.74%.

In June 2022, the Company put in place a $130.0 million senior secured term loan facility with BNP Paribas and Credit Agricole, which is secured by six 5,466 TEU sister vessels acquired in 2021.

This facility is repayable in eight quarterly instalments of $5.0 million followed by twelve quarterly instalments of $1.9 million, together with a balloon payment of $67.2 million payable at maturity of the facility’s five year term in June 2027. The facility bears interest at SOFR plus a margin of 2.16% as adjusted by the sustainability margin adjustment.

In December 2022, the Company early extinguished the remaining $437.75 million of the Citibank/Natwest $815 mil. Facility and replaced it with a $382.5 million Revolving Credit Facility with Citibank, out of which nil is drawn down as of June 30, 2025, and with a $55.25 million credit facility with Alpha Bank, which was utilized in full. The Citibank $382.5 mil. Revolving Credit Facility is reducing and repayable over 5 years in 20 quarterly reductions of $11.25 million each together with a final reduction of $157.5 million at maturity in December 2027. This facility bears interest at SOFR plus a margin of 2.0% and commitment fee of 0.8% on undrawn availability and is secured by sixteen of the Company’s vessels. The Alpha Bank $55.25 mil. facility is repayable over 5 years with 20 consecutive quarterly instalments of $1.875 million each, together with a balloon payment of $17.75 million at maturity in December 2027. This facility bears interest at SOFR plus a margin of 2.3% and is secured by two of the Company’s vessels.

The Company incurred interest expense amounting to $27.4 million, out of which $9.3 million was capitalized in the six months ended June 30, 2025 compared to $18.7 million of interest expense incurred, out of which $11.4 million was capitalized in the six months ended June 30, 2024.

As of June 30, 2025, there was a $270 million remaining borrowing availability under the Company’s Citibank $382.5 mil. Revolving Credit Facility, $44 million under the Syndicated $450 million Facility and $850 million under the Syndicated $850 million Facility. Thirty-one of the Company’s vessels having a net carrying value of $2,053.7 million as of June 30, 2025 and fifteen container vessels under construction, were subject to first preferred mortgages as collateral to the Company’s credit facilities other than its senior unsecured notes.

On February 11, 2021, the Company issued in a private placement, $300.0 million aggregate principal amount of senior unsecured notes, which bear interest at a fixed rate of 8.50% per annum and mature on March 1, 2028. At any time on or after March 1, 2024, March 1, 2025 and March 1, 2026 the Company may elect to redeem all or any portion of the notes, respectively, at a price equal to 104.25%, 102.125% and 100%, respectively, of the principal amount being redeemed. Prior to March 1, 2024 the Company may redeem up to 35% of the aggregate principal of the notes from equity offering proceeds at a price equal to 108.50% within 90 days after the equity offering closing. In December 2022, the Company repurchased $37.2 million aggregate principal amount of its unsecured senior notes in a privately negotiated transaction. Interest payments on the notes are payable semi-annually commencing on September 1, 2021. $9.0 million of bond issuance costs were deferred and are recognized over the life of the bond through the effective interest method.

8     Long-Term Debt, net (Continued)

The scheduled debt maturities of long-term debt subsequent to June 30, 2025 are as follows (in thousands):

Principal
Payments due by period ending	repayments
June 30, 2026	$37,660
June 30, 2027	104,860
June 30, 2028	306,826
June 30, 2029	153,260
June 30, 2030	167,720
Total long-term debt	$770,326

Alpha Bank $55.25 mil. Facility, Citibank $382.5 mil. Revolving Credit Facility, Syndicated $450.0 mil. Facility and Syndicated $850.0 mil. Facility contain a requirement to maintain minimum fair market value of collateral vessels to loan value coverage of 120% and the BNP Paribas/Credit Agricole $130 mil. Facility of 125%. Additionally, these facilities require to maintain the following financial covenants:

(i)	minimum liquidity of $30.0 million;
(ii)	maximum consolidated debt (less cash and cash equivalents) to consolidated EBITDA ratio of 6.5x; and
(iii)	minimum consolidated EBITDA to net interest expense ratio of 2.5x.

Each of the credit facilities except for senior unsecured notes are collateralized by first preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels, stock pledges and benefits from corporate guarantees. The Company was in compliance with the financial covenants contained in the credit facilities agreements as of June 30, 2025 and December 31, 2024.